                                                               EXHIBIT 10.10.1


                                959 Maiden Lane
                              Ann Arbor, MI 48105
                               November 30, 1999

                                      NOTE

         For value received, University Bancorp, Inc. (the ("Obligor") promises to pay to Mildred Lange Ranzini Trust (the "Holder" or "Lender"), on your order, at the address above, the principal sum of: SIX THOUSAND ONE AND NO/100 Dollars ($6,001.00).

         1. Payment. Obligor will make no periodic payments under this note, with a Final Payment in the amount of the principal plus all accrued interest at maturity. The amount of the Final Payment shall be paid solely through the sale of common stock of University Bancorp, Inc. by the Obligor (subject to completion of a separate private placement agreement in accordance with the rules of the Securities & Exchange Commission), in the event that an anticipated rights offering of University Bancorp, Inc. common stock is not completed prior to maturity.

         2. Interest. Interest accrues on a Actual/365 basis. Post-maturity interest will accrue at the same rate as prior to maturity on the balance of this note not paid at maturity, including maturity, including maturity by acceleration. Interest shall be accrued but not paid until maturity from November 30, 1999 at the Wall Street Journal Prime Rate of 8.50% until maturity.

         3. Purpose. The purpose of this loan is to fund working capital requirements of the Obligor.

         4. Security. This note is unsecured.

         5. Prepayment. If Obligor pays off this Note early, it will not have to pay a penalty.

         6. Signatures. Obligor agrees to the terms set out on page 1 and page 2 of this agreement. Obligor has received a copy of this document on today's date.

Signature:        University Bancorp, Inc.


                  By:  /s/Stephen Lange Ranzini
                     ---------------------------------
                  Its: President & CEO

                  Mildred Lange Ranzini

                  By:  /s/Mildred Lange Ranzini
                     ---------------------------------

                                959 Maiden Lane
                              Ann Arbor, MI 48105
                               February 10, 2000

                                      NOTE

         For value received, University Bancorp, Inc. (the ("Obligor") promises to pay to Mildred Lange Ranzini Trust (the "Holder" or "Lender"), on your korder, at the address above, the principal sum of: SIXTY-ONE THOUSAND AND NO/100 Dollars ($61,000.00).

         1. Payment. Obligor will make no periodic payments under this note, with a Final Payment in the amount of the principal plus all accrued interest at maturity. The amount of the Final Payment shall be paid solely through the sale of common stock of University Bancorp, Inc. by the Obligor (subject to completion of a separate private placement agreement in accordance with the rules of the Securities & Exchange Commission), in the event that an anticipated rights offering of University Bancorp, Inc. common stock is not completed prior to maturity.

         2. Interest. Interest accrues on a Actual/365 basis. Post-maturity interest will accrue at the same rate as prior to maturity on the balance of this note not paid at maturity, including maturity, including maturity by acceleration. Interest shall be accrued but not paid until maturity from February 10, 2000 at the Wall Street Journal Prime Rate of 8.75% until maturity.

         3. Purpose. The purpose of this loan is to fund working capital requirements of the Obligor.

         4. Security. This note is unsecured.

         5. Prepayment. If Obligor pays off this Note early, it will not have to pay a penalty.

         6. Signatures. Obligor agrees to the terms set out on page 1 and page 2 of this agreement. Obligor has received a copy of this document on today's date.

Signature:        University Bancorp, Inc.


                  By:  /s/Stephen Lange Ranzini
                     ---------------------------------
                       Its: President & CEO

                       Mildred Lange Ranzini Trust

                       By:  /s/Stephen Lange Ranzini
                     ---------------------------------
                       Its: Trustee

                                      -94-